SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              January 25, 2005

                              HUDSON UNITED BANCORP
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                      1-08660                 22-2405746
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


1000 MacArthur Boulevard, Mahwah, New Jersey                       07430
    (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code           (201) 236-2600


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.  Results of Operation and Financial Condition

     On January 25, 2005, Hudson United Bancorp announced its results of operations for the quarter ended December 31, 2004. A copy of the related press release and related materials is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety.

     The information disclosed in this Item 2.02 shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended

Item 9.01 Financial Statements and Exhibits

     99.1 Press Release dated January 25, 2005 and related materials.

     The press release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 25, 2005                HUDSON UNITED BANCORP




                                        By: /s/  James W. Nall
                                            ---------------------------------
                                                 James W. Nall
                                                 Executive Vice President and
                                                 Chief Financial Officer


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                                 EXHIBIT INDEX

   Exhibit No.        Title
   -----------        -----

   99.1               Press Release date January 25, 2005 and related materials